UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 16, 2024

Quest Diagnostics Incorporated
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation)

001-12215				16-1387862
(Commission File Number)				(I.R.S. Employer Identification No.)

500 Plaza Drive
Secaucus,	NJ			07094
(Address of principal executive offices)				(Zip Code)

		(973)	520-2700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	DGX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting of Stockholders of Quest Diagnostics Incorporated (the “Company”) held on May 16, 2024 (the “2024 Annual Meeting”), upon the recommendation of the Board of Directors, the stockholders voted on and approved an amendment to the Company's Restated Certificate of Incorporation to provide for the exculpation of officers as permitted by law (the “Amendment”).

The Amendment was filed with the Secretary of State of the State of Delaware on May 20, 2024 and was effective as of such date. A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and is incorporated by reference into this Item 5.03.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)           The following is a summary of the voting results for each matter presented to the stockholders at the 2024 Annual Meeting of Stockholders which was held on May 16, 2024.

(b)           The following nominees for the office of director were elected for terms expiring at the 2025 Annual Meeting of Stockholders, by the following votes:

	For	Against	Abstain	Broker Non-Vote

James E. Davis	86,962,386	5,686,519	832,040	8,728,343

Luis A. Diaz, Jr., M.D.	92,666,058	623,830	191,059	8,728,341

Tracey C. Doi	92,775,330	516,985	188,635	8,728,338

Vicky B. Gregg	89,672,752	3,611,357	196,838	8,728,341

Wright L. Lassiter, III	92,549,348	686,562	245,039	8,728,339

Timothy L. Main	90,346,715	2,917,822	216,411	8,728,340

Denise M. Morrison	88,403,735	4,888,353	188,856	8,728,344

Gary M. Pfeiffer	85,350,611	7,916,775	213,559	8,728,343

Timothy M. Ring	85,293,038	7,970,144	217,762	8,728,344

The advisory resolution to approve the executive officer compensation disclosed in the Company’s 2024 Proxy Statement was approved by the following votes:

For	Against	Abstain	Broker Non-Vote
82,487,007	10,576,934	417,002	8,728,345

The ratification of the appointment of PricewaterhouseCoopers as the Company’s independent registered public accounting firm for 2024 was approved by the following votes:

For	Against	Abstain
96,485,024	5,573,129	151,135

The amendment to the Company's Restated Certificate of Incorporation to provide for the exculpation of officers as permitted by law was approved by the following votes:

For	Against	Abstain	Broker Non-Vote
80,216,919	13,027,654	236,368	8,728,347

The stockholder proposal regarding managing climate risk through science-based targets and transition planning was not approved by the following votes:

For	Against	Abstain	Broker Non-Vote
39,135,751	53,734,621	610,567	8,728,349

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
3.1	Certificate of Amendment to Restated Certificate of Incorporation of the Company, effective as of May 17, 2024
104	The cover page from this current report on Form 8-K, formatted in Inline XBRL

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 21, 2024

QUEST DIAGNOSTICS INCORPORATED

By:	/s/ Sean D. Mersten
Vice President and Corporate Secretary